UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2007
R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-07155 (Commission File Number)	13-2740040 (IRS Employer Identification No.)

1001 Winstead Drive, Cary NC (Address of principal executive offices)	Registrant’s telephone number, including area code: (919) 297-1600	27513 (Zip Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws.
     On February 26, 2008, the Board of Directors of R.H. Donnelley Corporation (the “Corporation”) (1) deemed it advisable that at the annual meeting, stockholders adopt amendments to the Restated Certificate of Incorporation, as amended, to declassify the board of directors of the Corporation (the “Board”) and (2) subject to approval by the stockholders of the amendments to the Restated Certificate of Incorporation, approved amendments to the Third Amended and Restated Bylaws (the “Bylaws”) of the Corporation to declassify the Board as well as certain additional changes.
     Currently, directors of the Corporation are divided into three classes and are elected for three-year terms. At the 2008 annual meeting, stockholders of the Corporation will vote on amendments to the Restated Certificate of Incorporation to provide for the annual election of directors. The amendments to the Bylaws do not require a separate vote of the stockholders, but the Board has conditioned the effectiveness of the amendments to the Bylaws on the approval by the stockholders of the amendments to the Restated Certificate of Incorporation. The additional changes to the Bylaws include, among other things, removal of certain provisions that were included in the Bylaws in connection with the Dex Media merger, but are no longer relevant. The foregoing description of the Fourth Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amended and Restated Bylaws, a copy of which is incorporated herein by reference to Exhibit 3.1 hereto.
     Also on February 26, 2008, the Board of Directors approved the filing with the Secretary of State for the State of Delaware a Certificate of Elimination (the “Certificate of Elimination”) of the Corporation’s Series B Participating Cumulative Preferred Stock (the “Series B Preferred Stock”), of which all authorized shares are unissued. The Certificate of Elimination was filed on February 28, 2008 and provides that (i) all matters set forth in the Amended Certificate of Designations with respect to the Series B Preferred Stock are eliminated from the Corporation’s Certificate of Incorporation, and (ii) the 4,000,000 shares of the of Series B Preferred Stock shall resume the status of authorized and unissued shares of the Corporation’s Preferred Stock. A copy of the Certificate of Elimination is attached hereto as Exhibit 3.2.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

3.1	Fourth Amended and Restated Bylaws of R.H. Donnelley Corporation

3.2	Certificate of Elimination of Series B Participating Cumulative Preferred Stock of R.H. Donnelley Corporation, dated as of February 26, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.H. DONNELLEY CORPORATION
By:	/s/ Robert J. Bush
Robert J. Bush
Senior Vice President, General Counsel & Corporate Secretary

Date: February 28, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Fourth Amended and Restated Bylaws of R.H. Donnelley Corporation

3.2	Certificate of Elimination of Series B Participating Cumulative Preferred Stock of R.H. Donnelley Corporation, dated as of February 26, 2008.